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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             SEPTEMBER 27, 2005
              Date of Report (Date of earliest event reported)

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                        TRANSATLANTIC HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                       1-10545                    13-3355897
 (State or other           (Commission File Number)           (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation or
  organization)
                  80 PINE STREET, NEW YORK, NEW YORK 10005
            (Address of principal executive offices) (Zip Code)

                               (212) 770-2000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrant's Business and Operations


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMERICAN INTERNATIONAL GROUP, INC. ("AIG") 2005-2006 DEFERRED COMPENSATION PROFIT PARTICIPATION PLAN:

The AIG 2005-2006 Deferred Compensation Profit Participation Plan ("DCPPP") was approved and adopted by the Board of Directors of AIG on September 21, 2005. Under the DCPPP, select key employees, including certain senior officers of Transatlantic Holdings, Inc. and its subsidiaries ("TRH"), have been awarded units by the AIG Compensation Committee, in conjunction with the TRH Compensation Committee (with respect to TRH officers only). The number of units originally proposed for grant to TRH senior officers was described under "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" in TRH's 2005 Proxy Statement dated April 29, 2005.

As of September 27, 2005, units under the DCPPP have been granted to TRH senior officers consistent with the proposed grants described in the 2005 TRH Proxy Statement. TRH will pay AIG for the cost of the stock received by TRH senior officers under the DCPPP, if and when shares are issued. TRH will incur the expense of the DCPPP under the applicable accounting rules for stock based compensation. The total number of AIG shares expected to be issued to TRH participants based upon the units granted under the DCPPP as of September 27, 2005 was 80,200.

The DCPPP provides that if cumulative earnings per share of AIG (giving effect to adjustments provided for in the DCPPP) for 2005 and 2006 exceed cumulative earnings per share for 2003 and 2004, then each participant will receive a contingent right to receive a specified number of AIG shares based upon the number of units they have been granted. For senior officers who have been granted 1,000 or more units (who are referred to as "senior partners"), including Robert F. Orlich, (Chairman, CEO and President of
TRH), if there is such an increase in cumulative earnings per share, then they will receive a contingent right to receive 16 AIG shares for each unit they have been granted. This payout formulation is consistent with the criteria used to allocate shares to units by the Board of Directors of Starr International Company, Inc. ("SICO") under the SICO 2003-2004 Deferred Compensation Profit Participation Plan (which is the plan upon which this plan was based) and is consistent with the Estimated Future Payouts which are described in "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" of the TRH 2005 Proxy Statement. In addition, senior officers who are "senior partners", who continue to be employed on January 1, 2013 and have not reached age 65, will receive an increase of 20 percent in the number of AIG shares contingently allocated to them.

AIG shares contingently allocated under the DCPPP will not be immediately payable to "senior partners". Generally, for senior officers who are "senior partners", including Mr. Orlich, the awards will be payable as follows: 10 percent on May 1, 2009, 10 percent on May 1, 2010, 5 percent on January 1, 2015 and the remainder upon retirement by a "senior partner" after reaching age 65. The shares allocated to a "senior partner" under the DCPPP will vest upon the later of (1) the "senior partner" reaching age 65, or (2) having at least 4 years total service with AIG and/or TRH, except that shares that are paid early will vest when they are paid. In general, any unvested shares will be forfeited if a "senior partner" ceases employment with AIG and/or TRH for any reason prior to vesting of those shares. However, the AIG Compensation Committee, working with the TRH Compensation Committee, retains the right to vest AIG shares in its discretion. The AIG Compensation Committee also retains the right to determine whether awards will be paid in shares of AIG common stock or in cash. At the time any shares are contingently allocated to a participant, the participant will be awarded a restricted stock unit under the AIG 2002 Stock Incentive Plan reflecting the terms of the DCPPP.

For senior officers who have been granted more than 599 units but less than 1000 (who are referred to as "partners"), including Paul A. Bonny, Steven
S. Skalicky and Javier E. Vijil, if there is such an increase in cumulative earnings per share as previously described above, then they will receive a contingent right to receive 12 AIG shares for each unit they have been granted. This payout formulation is consistent with the criteria used to allocate shares to units by the Board of Directors of Starr International Company, Inc. ("SICO") under the SICO 2003-2004 Deferred Compensation Profit Participation Plan (which is the plan upon which the DCPPP was based) and is consistent with the Estimated Future Payouts which are described in "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" of the 2005 Proxy Statement.

AIG shares contingently allocated under the DCPPP will not be immediately payable to "partners". Generally, for senior officers who are "partners", including Messrs. Bonny, Skalicky and Vijil, the awards will be payable as follows: 17.5 percent on May 1, 2009, 17.5 percent on May 1, 2010, 10 percent on January 1, 2015 and the remainder upon retirement by a "partner" after reaching age 65. The shares allocated to a "partner" under the DCPPP will vest upon the later of (1) the "partner" reaching age 65, or (2) having at least 4 years total service with AIG and/or TRH, except that shares that are paid early will vest when they are paid. In general, any unvested shares will be forfeited if a "partner" ceases employment with AIG and/or TRH for any reason prior to vesting of those shares. In addition, if any "partner" is employed with AIG and/or TRH at the end of the eighth year from the grant date and has not reached age 65 at such time, an additional amount of AIG Stock equal to thirty-five percent (35%) of such "partner's" initial allocated AIG stock shall be allocated to the "partner's" account to be distributed or forfeited as provided in the DCPPP. However, the AIG Compensation Committee, working with the TRH Compensation Committee, retains the right to vest AIG shares in its discretion. The AIG Compensation Committee also retains the right to determine whether awards will be paid in shares of AIG common stock or in cash. At the time any shares are contingently allocated to a participant, the participant will be awarded a restricted stock unit under the AIG 2002 Stock Incentive Plan reflecting the terms of the DCPPP.

For senior officers who have been granted less than 600 units (who are referred to as "associates"), including Michael C. Sapnar, if there is such an increase in cumulative earnings per share as previously described, then they will receive a contingent right to receive 8 AIG shares for each unit they have been granted. This payout formulation is consistent with the criteria used to allocate shares to units by the Board of Directors of Starr International Company, Inc. ("SICO") under the SICO 2003-2004 Deferred Compensation Profit Participation Plan (which is the plan upon which the DCPPP was based) and is consistent with the Estimated Future Payouts which are described in "Compensation of Directors and Executive Officers -- Long-Term Incentive Plans" of the 2005 Proxy Statement.

AIG shares contingently allocated under the DCPPP will not be immediately payable to "associates". Generally, for senior officers who are "associates", including Mr. Sapnar, the awards will be payable as follows:
25 percent on May 1, 2009, 25 percent on May 1, 2010, 15 percent on January 1, 2015 and the remainder upon retirement by an "associate" after reaching age 65. The shares allocated to an "associate" under the DCPPP will vest upon the later of (1) the "associate" reaching age 65, or (2) having at least 4 years total service with AIG and/or TRH, except that shares that are paid early will vest when they are paid. In general, any unvested shares will be forfeited if an "associate" ceases employment with AIG and/or TRH for any reason prior to vesting of those shares. In addition, if any "associate" is employed with AIG and/or TRH at the end of the eighth year from the grant date and has not reached age 65 at such time, an additional amount of AIG stock equal to fifty percent (50%) of such "associate's" initial allocated AIG stock shall be allocated to the "associate's" account to be distributed or forfeited as provided in the DCPPP. However, the AIG Compensation Committee, working with the TRH Compensation Committee, retains the right to vest AIG shares in its discretion. The AIG Compensation Committee also retains the right to determine whether awards will be paid in shares of AIG common stock or in cash. At the time any shares are contingently allocated to a participant, the participant will be awarded a restricted stock unit under the AIG 2002 Stock Incentive Plan reflecting the terms of the DCPPP.

The DCPPP for participants who are "senior partners", "partners" and "associates" and the related forms of "senior partner", "partner" and "associate" award letters are attached hereto as Exhibits 10.1 through 10.3.

ITEM 9.01.  EXHIBITS

EXHIBIT        DESCRIPTION
-----------    ------------------------------------------------------

10.1 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Senior Partners and related form of Senior Partner Award Letter

10.2 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Partners and related form of Partner Award Letter

10.3 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Associates and related form of Associate Award Letter

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 3, 2005

                                        TRANSATLANTIC HOLDINGS, INC.

                                        By: /s/ Gary A. Schwartz
                                           ------------------------------
                                           Name:   Gary A. Schwartz
                                           Title:  Senior Vice President and
                                                   General Counsel

                                        EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-----------    -----------------------------------------------------------

10.1 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Senior Partners and related form of Senior Partner Award Letter

10.2 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Partners and related form of Partner Award Letter

10.3 American International Group, Inc. 2005/2006 Deferred Compensation Profit Participation Plan for Associates and related form of Associate Award Letter